Exhibit 99.1

Maiden Holdings and Kestrel Group Announce Combination

Creating balance sheet light, fee-revenue focused, specialty insurance group

Maiden provides update on previously announced reserve review and other transactions

Pembroke, Bermuda and Dallas, Texas, December 30, 2024 (BUSINESS WIRE) -- Maiden Holdings, Ltd. (Nasdaq: MHLD) (“Maiden” or the “Company”) and Kestrel Group LLC (“Kestrel”) today announced that they have entered into a combination agreement to combine and form a new, publicly listed specialty program group.

Pursuant to the terms of the combination agreement, at the closing of the transaction, each issued and outstanding common share of Maiden will be converted into the right to receive one common share in a newly formed Bermuda company that will acquire both Maiden and Kestrel (the “combined company”). The transaction values Kestrel at up to $167.5 million, consisting of upfront cash of $40 million, 55 million common shares of the combined company valued at $82.5 million and an earnout of up to $45 million payable in common shares of the combined company. At the closing of the transaction, the combined company will be rebranded as Kestrel Group and expects that its common shares will be listed on the Nasdaq.

The combination of Maiden and Kestrel brings together two values-driven insurance organizations with a shared commitment to innovation, service and long-term relationships. The combined company will be led by Luke Ledbetter (Chief Executive Officer), Terry Ledbetter (Executive Chairman), and Pat Haveron (President and Chief Financial Officer). The combined management team has decades of experience in specialty program and reinsurance underwriting.

Following closing of the transaction, Kestrel will continue to write business through its use of A.M. Best A- FSC XV insurance carriers Sierra Specialty Insurance Company, Rochdale Insurance Company, Park National Insurance Company, and Republic Fire and Casualty Insurance Company (collectively, the “Insurers”), all subsidiaries of AmTrust Financial Services, Inc. (“AmTrust”). In connection with the transaction, the combined company will have the option to acquire the Insurers from AmTrust.

Pat Haveron, Maiden’s Chief Executive Officer and Chief Financial Officer said, “The combination with Kestrel represents a transformative milestone for Maiden. Kestrel’s balance sheet light, fee revenue model will enable Maiden to realize our vision of delivering a strong fee-based insurance platform while selectively deploying underwriting capacity to optimize returns for shareholders. The Ledbetters and the broader Kestrel team have a long and proven track record of success in the specialty program market, and we look forward to partnering with them to deliver value to program managers, MGAs, reinsurers and reinsurance brokers across a range of attractive specialty lines. The transaction provides a unique opportunity for Maiden shareholders to participate in the growth of what we believe will be a significant and differentiated competitor in the specialty insurance market.”

Luke Ledbetter, Kestrel’s President and Chief Executive Officer said, “The combination with Maiden will allow us to accelerate our growth plan and capitalize on favorable market tailwinds as we continue our efforts to become the leading specialty program group in the United States. We believe a balance sheet light, fee revenue model will best position the combined company for future growth. We look forward to working with Pat Haveron and the Maiden team.”

The transaction has been unanimously approved by all of the directors of Maiden that voted on the matter (with two directors, having declared their interest in the transaction, recusing themselves from voting) and unanimously approved by the Board of Managers of Kestrel. Following completion of the transaction, the board of directors of the combined company will consist of seven directors, made up of four directors selected by an affiliate of the Ledbetters, two of whom will be independent under applicable securities laws and stock exchange rules, and three directors selected by AmTrust, two of whom will be independent under applicable securities laws and stock exchange rules.

In connection with the transaction, Maiden has suspended its share repurchase program.

The transaction is subject to certain closing conditions, including the approval of Maiden’s shareholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the approval of listing of the shares of the combined company on the Nasdaq (subject to official notice of issuance) and the receipt of certain other regulatory approvals. Closing is expected to occur in the first half of 2025. Maiden will file a current report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) containing a summary of the terms and conditions of the transaction as well as a copy of the combination agreement.

Assuming that certain proposed amendments to the bye-laws of Maiden that have the effect of eliminating voting “cutback” requirements applicable to certain holders of Maiden common shares are adopted and become effective with the approval of Maiden shareholders, Maiden shareholders holding issued and outstanding shares representing approximately 44.8% of the total issued and outstanding Maiden common shares have agreed to vote (or cause their Maiden common shares to be voted) in favor of adopting the transactions contemplated by the combination agreement and against certain other transactions.

Insurance Advisory Partners LLC is acting as exclusive financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to Maiden. Appleby (Bermuda) Limited is acting as independent legal counsel to the disinterested members of Maiden’s Board of Directors.

Evercore is acting as exclusive financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to Kestrel.

Update on Previously Announced Reserve Review and Other Matters

In its third quarter news release dated November 12, 2024, Maiden announced that it was conducting a detailed review of its reserves while exploring finality solutions to resolve the liabilities not covered by the Enstar LPT/ADC agreement, including through third parties. While the reserve review and exploration of finality solutions continues, Maiden currently anticipates that it will incur charges of up to $150 million in the fourth quarter of 2024. This includes approximately $25 million in charges related to resolution of certain related party transactions anticipated to be entered into effective December 31, 2024, pending regulatory approval, along with adverse development of loss reserves not covered by the Enstar LPT/ADC agreement, pending final determination of revised best estimates along with potential impairment of certain deferred acquisition costs and related charges. However, no determination as to the specific charges (including amounts thereof) has been made at this time.

As of September 30, 2024, the Company's wholly owned subsidiary, Maiden Holdings North America, Ltd., holds NOL carryforwards which totaled $345.6 million. Approximately $159.4 million or 46.1% of the Company's NOL carryforwards as of that date have no expiry date under the relevant U.S. tax law. These NOLs, in combination with additional net deferred tax assets primarily related to our insurance liabilities, result in a net U.S. deferred tax asset (before valuation allowance) of $126.0 million as of September 30, 2024. The net deferred tax assets are not presently recognized on the Company’s balance sheet as a full valuation allowance is carried against them. As a result of anticipated charges announced herein, the Company believes that its unrecognized net deferred tax asset will increase in the fourth quarter 2024. There is no assurance as to when the tax attributes may be utilized by the combined company or if they will ever be utilized.

As of September 30, 2024, the Company’s book value per common share was $2.09 and its adjusted book value per common share was $2.98. Adjusted book value per common share includes the unamortized deferred gain on retroactive reinsurance arising from the Enstar LPT/ADC Agreement, which reflects the ultimate economic benefit to the Company of such agreement, which will begin being recognized into shareholders’ equity commencing in the fourth quarter 2024.

About Maiden

Maiden Holdings, Ltd. is a Bermuda-based holding company formed in 2007. Maiden creates shareholder value by actively managing and allocating assets and capital, including through ownership and management of businesses and assets primarily in the insurance and related financial services industries where Maiden can leverage deep knowledge of those markets. Maiden also provides a full range of legacy services to small insurance companies, particularly those in run-off or with blocks of reserves that are no longer core, working with clients to develop and implement finality solutions including acquiring entire companies that enable clients to meet their capital and risk management objectives.

About Kestrel

Kestrel Group LLC, with offices located in Dallas and Austin, Texas, offers widely licensed A.M. Best “A-“ (Excellent) admitted and surplus lines capacity. Kestrel is a unique strategic entity created to service program managers, MGAs, reinsurers and reinsurance brokers in their efforts to generate enhanced efficiencies in the insurance value chain. Kestrel’s broad appetite allows it to offer comprehensive solutions to new and existing programs writing across many lines of business, with varying risk durations, sizes and types of products.

Cautionary note regarding forward-looking statements

Certain statements in this press release, and any related oral statements, other than purely historical information, including estimates, projections, statements relating to Maiden’s combination with Kestrel and their business plans, objectives and expected operating results and the assumptions upon which those statements are based are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include financial estimates and statements as to Maiden, Kestrel, the combined company, the expected timing, completion and effects of the transaction, the insurance and reinsurance sectors, and the acquisition of the Insurers and generally are identified with the words "anticipate", "believe", "expect", "predict", “allow”, “position,” “optimize”, “transformative”, "estimate", "intend", "plan", "project", "seek", “provide”, “deliver”, “realize”, "potential", "possible", “accelerate”, capitalize”, "could", "might", "may", "should", "will", "would", "will be", "will continue", "will likely result", “enhance certainty” and similar expressions. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by Maiden or any other person that Maiden’s objectives or plans or other matters described in any forward-looking statement will be achieved. These statements are based on current plans, estimates, assumptions and expectations. Actual results may differ materially from those projected in such forward-looking statements and, therefore, you should not place undue reliance on them.

The forward-looking statements are subject to risks and uncertainties, including: (i) that the parties may be unable to complete the transaction because, among other reasons, conditions to the closing of the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (ii) uncertainty as to the timing of completion of the transaction; (iii) that the occurrence of any event, change or other circumstances could give rise to the termination of the combination agreement; (iv) risks related to disruption of management’s attention from ongoing business operations due to the transaction; (v) the effect of the announcement of the transaction on the parties’ client, business, governmental and employee relationships; (vi) the commencement or outcome of any legal proceedings to the extent initiated against Maiden, Kestrel, AmTrust or others prior to or following the announcement of the transaction; (vii) the failure to realize the benefits of the transaction when expected or at all; (viii) risks related to the post-closing integration of the business and operations of Maiden, Kestrel and the Insurers; (ix) risks related to a downgrading of Maiden’s debt ratings as a result of the announcement or completion of the transaction; (x) uncertainty related to additional adverse reserve development and/or asset impairment charges as well as the amount and the ability to utilize tax attributes; and (xi) management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Maiden’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents of Maiden on file with, or furnished to, the SEC. Any forward-looking statements made in this press release, and any related oral statements, are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Maiden will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Maiden or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional information about the transaction and where to find it

In connection with the transaction, the combined company will file a registration statement on Form S-4 with the SEC that will include a prospectus with respect to the combined company’s securities to be issued in connection with the transaction and a proxy statement with respect to the Maiden shareholder meeting to approve the transaction and related matters (the “proxy statement/prospectus”). Maiden and the combined company may also file or furnish other documents with the SEC regarding the transaction. This press release is not a substitute for the registration statement, the proxy statement/prospectus or any other document that Maiden or the combined company may file or furnish or cause to be filed or furnished with the SEC. INVESTORS IN AND SECURITY HOLDERS OF MAIDEN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other documents filed with or furnished to the SEC by Maiden or the combined company through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Maiden:

Maiden Holdings, Ltd.

Clarendon House

2 Church Street

Hamilton HM 11
Bermuda

Attn: Corporate Secretary

Participants in the solicitation

Each of Maiden, the combined company and their respective directors, executive officers, members of management and employees, and Luke Ledbetter, President and Chief Executive Officer of Kestrel, and Terry Ledbetter, Executive Chairman of Kestrel, may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from Maiden’s shareholders in connection with the transaction. Information regarding Maiden’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Maiden’s annual proxy statement filed with the SEC on March 27, 2024, its annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 12, 2024, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. A summary biography for each of Luke Ledbetter and Terry Ledbetter is set forth below:

Luke Ledbetter serves as President and Chief Executive Officer of Kestrel. Mr. Ledbetter previously served as Chief Underwriting Officer and Head of Business Development with State National Companies. During Mr. Ledbetter‘s tenure at State National, gross written premium grew to more than $2.5 billion annually. Mr. Ledbetter holds law degrees from Cambridge University and the University of Texas School of Law in addition to a B.A. from the University of Texas at Austin.

Terry Ledbetter serves as Executive Chairman of Kestrel. Mr. Ledbetter co-founded State National Companies in 1973 and served as Chairman, President and Chief Executive Officer until his retirement at the end of 2019. Mr. Ledbetter pioneered the dedicated fronting business model in the property & casualty industry and guided State National through its initial public offering in 2014 and sale to Markel Corporation in 2017. He received his B.B.A. from Southern Methodist University.

Neither of Luke Ledbetter or Terry Ledbetter own directly any securities of Maiden at this time. Additional information regarding the identity of all potential participants in the solicitation of proxies to Maiden shareholders in connection with the transaction and other matters to be voted upon at the Maiden shareholders meeting to approve the transaction, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

No offer or solicitation

This press release is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

CONTACT:

FGS Global

Maiden@fgsglobal.com